Exhibit 99.1

Western Union and Intermex Announce Expiration of the Hart-Scott-Rodino Act Waiting Period

Denver and Miami – October 7, 2025 – The Western Union Company (“Western Union”) (NYSE: WU) and International Money Express, Inc. (“Intermex”) (NASDAQ: IMXI) announced today the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with Western Union’s planned acquisition of Intermex.

The expiration of the waiting period represents an important regulatory approval for the completion of the planned acquisition, which was first announced earlier this year. The acquisition is expected to close in mid-2026, subject to obtaining other regulatory approvals, the approval by Intermex’s stockholders and the satisfaction or waiver of certain other customary closing conditions.

About Western Union
The Western Union Company (NYSE: WU) is committed to helping people around the world who aspire to build financial futures for themselves, their loved ones and their communities. Our leading cross-border, cross-currency money movement, payments and digital financial services empower consumers, businesses, financial institutions and governments—across more than 200 countries and territories and over 130 currencies—to connect with billions of bank accounts, millions of digital wallets and cards, and a global footprint of hundreds of thousands of retail locations. Our goal is to offer accessible financial services that help people and communities prosper. For more information, visit www.westernunion.com.

Western Union Contacts:

Investor Relations:
Tom Hadley
WesternUnion.IR@westernunion.com

Media Relations:
Amanda Demarest
media@westernunion.com

About Intermex
Founded in 1994, Intermex applies proprietary technology enabling consumers to send money from the United States, Canada, Spain, Italy, the United Kingdom and Germany to more than 60 countries. The Company provides the digital movement of money through a network of agent retailers in the United States, Canada, Spain, Italy, the United Kingdom and Germany; Company-operated stores; our mobile apps; and the Company’s websites. Transactions are fulfilled and paid through thousands of retail and bank locations around the world. Intermex is headquartered in Miami, Florida, with international offices in Puebla, Mexico, Guatemala City, Guatemala, London, England, and Madrid, Spain. For more information about Intermex, please visit www.intermexonline.com.

Exhibit 99.1
Intermex Contact:

Investor Relations:
Alex Sadowski
IR@intermexusa.com

Safe Harbor Compliance Statement for Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, these forward-looking statements. Words such as “expects,” “intends,” “targets,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook,” “projects,” “designed to,” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this joint press release of Western Union and Intermex should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section of the respective Annual Report on Form 10-K for the year ended December 31, 2024 for Western Union and Intermex and in subsequent filings with the Securities and Exchange Commission (“SEC”) made by Western Union and Intermex, respectively. The statements are only as of the date they are made, and neither Western Union nor Intermex undertakes any obligation to update any forward-looking statement. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the proposed transactions and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, factors relating to the proposed acquisition of Intermex by Western Union, including: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of Western Union to integrate and implement its plans, forecasts and other expectations with respect to Intermex’s business after the completion of the proposed transaction; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive merger agreement, which may require either Western Union or Intermex to pay a termination fee or other expenses; (iv) potential significant transaction costs associated with the proposed transaction, and the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) continued availability of capital and other changes in capital markets; (vi) potential litigation or regulatory actions relating to the proposed transaction, which could result in significant costs of defense, indemnification, and liability; (vii) the risk that disruptions from the proposed transaction, such as diverting management’s attention from the ongoing business operations and relationships of Western Union or Intermex, may harm its business, including current plans and operations; (viii) the effect of the announcement, pendency or completion of the proposed transaction on the ability of Western Union or Intermex to retain and hire key personnel, (ix) Western Union or Intermex’s ability to maintain relationships with customers, suppliers, governments, regulators and others with whom Western Union or Intermex, respectively, does business, or its operating results or business generally; (x) potential adverse business uncertainty resulting from restrictions imposed by the definitive merger agreement during the pendency of the proposed transaction that may impact Western Union or Intermex’s ability to pursue certain business opportunities or strategic transactions; and (xi) the risks and uncertainties pertaining to Western Union and Intermex’s respective businesses, including those set forth in the most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q filed by Western Union and Intermex, respectively, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished with the SEC.

Exhibit 99.1
Additional Information and Where to Find It

This communication relates to a proposed acquisition (the “Transaction”) of Intermex by Western Union.

In connection with the Transaction, Intermex will file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Intermex stockholders. Intermex may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Proxy Statement or any other document which Intermex may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed with the SEC or will be filed with the SEC by Intermex (when they become available) through the website maintained by the SEC at http://www.sec.gov or from Intermex at its website, www.Intermexonline.com.

Exhibit 99.1
Participants in the Solicitation

Intermex, and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Intermex in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Intermex and other persons who may be deemed to be participants in the solicitation of stockholders of Intermex in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Additional information about Intermex, the directors and executive officers of Intermex and their ownership of Intermex common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025, and its definitive proxy statement, as amended, as filed with the SEC on May 12, 2025, and other documents subsequently filed by Intermex with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Intermex securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the Transaction when it is filed with the SEC.